UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): October 9, 2018

Value Line, Inc.

(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	0-11306 (Commission File Number)	13-3139843 (I.R.S Employer Identification No.)

551 Fifth Avenue
New York, New York
(Address of Principal Executive Offices)

10176

(Zip Code)

(212) 907-1500
(Registrant’s Telephone Number, Including Area Code)

 Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On October 9, 2018, the annual meeting of the shareholders of Value Line, Inc. was held for the purpose of election of all Directors.  Final votes have been tabulated and reported by American Stock Transfer & Trust Company, LLC, the Company’s transfer agent.  Details of the voting are provided below:

Proposal 1:

To elect the following nominees as Directors of the Company.

	Votes For	Withheld

Howard A. Brecher	9,209,687	252,606

Stephen R. Anastasio	9,057,614	404,679

Mary Bernstein	9,207,623	254,670

Alfred Fiore	9,441,476	20,817

Stephen Davis	9,441,471	20,822

Glenn J. Muenzer	9,291,462	170,831

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE LINE, INC.

Dated: October 9, 2018	By:	/s/ Howard A. Brecher
Howard A. Brecher Chairman & Chief Executive Officer